UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_________________________________________________
FORM 8-K
_____________________________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)
April 27, 2017
____________________________________________________________
ALPHABET INC.
(Exact name of registrant as specified in its charter)
_______________________________________________________________

Delaware	001-37580	61-1767919
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1600 Amphitheatre Parkway
Mountain View, CA 94043
(Address of principal executive offices, including zip code)
(650) 253-0000
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
______________________________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02.	Results of Operations and Financial Condition.
On April 27, 2017, Alphabet Inc. (“Alphabet”) is issuing a press release and holding a conference call regarding its financial results for the quarter ended March 31, 2017. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.
This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.
Alphabet is making reference to non-GAAP financial information in both the press release and the conference call. A reconciliation of these non-GAAP financial measures to the comparable GAAP financial measures is contained in the attached press release.

Item 8.01.	Other Events.
Founders' Letter
A is for Alphabet
Hard to believe we are about a quarter short of two years of announcing Alphabet. It’s been busy! I certainly feel Alphabet is working well, and as intended (see the original “G is for Google” announcement). At the time, I wrote that “Alphabet is about businesses prospering through strong leaders and independence.” The new structure has helped entrepreneurs build and run companies with the autonomy and speed they need.
Sergey and I are working well together on the overall Alphabet direction and providing guidance to the companies. Sundar is doing great as Google CEO. It’s certainly a big job and we are very lucky to have him. He’ll probably write this letter again in the future as he has in the past, so I won’t speak too much for him on the Google related topics in this one. But, I’m excited about how he is leading the company with a focus on machine learning and AI. We took a big step in that direction with the Google Assistant, and built it into a new family of hardware devices like the Pixel and Google Home. There’s a lot more to come.
We’ve had a number of significant things happen on the Alphabet side since I last wrote. A number of our projects became companies, with more autonomy and dedicated leadership.
Waymo is the new self-driving car company formed from Project Chauffeur at X. John Krafcik is the new CEO and brings significant auto industry experience. I love the name and I love even more the excitement you can see when you visit with them! They also formed a partnership with Fiat Chrysler around their new plug-in hybrid Pacifica minivan which I see driving around the Waymo offices with lots of sensors on it. I can’t wait until Waymo launches.
Verily Life Sciences launched in December 2015 with Andy Conrad as founding CEO, also coming out of X. They have launched myriad efforts and raised $800M from Temasek, who joined their board and will help with Asian expansion. I’m very fond of their Debug project, which aims to stop mosquitoes in their tracks. It has been running for a while, showing some good foresight because it was started before Zika became a big concern.
In June 2016, Marwan Fawaz became CEO of Nest. He has been doing great against their plan, and we have really been enjoying working with him! I recommend you buy all their excellent products including indoor and outdoor cameras, learning thermostats, and smoke alarms.
Very recently Greg McCray started as CEO of Google Fiber. I’ve been enjoying working with him and his team and he has rapidly been getting up to speed. He visited all of our Fiber cities so quickly that I think he was still a bit out of breath when he got back to Mountain View! We have made significant investments in bringing gigabit fiber internet to lots of happy customers and I’m excited about our opportunities to do it better.
We have many other efforts within Alphabet. Calico CEO Art Levinson, former CEO of Genentech, is building an amazing research and development company focused on aging. We also have newly branded investment arms, GV (formerly Google Ventures), and CapitalG (formerly Google Capital) which are doing well. Sergey is continuing to spend time working with the X moonshot factory. They have a number of efforts like Wing, which is doing drone delivery. I also can’t wait for them to launch!
With the change to Alphabet, oversight has been easier because of increased visibility. We have streamlined efforts where it made sense and in other areas we have seen places to double down. I also think we have learned a lot about how to set up new companies with a structure for success. Our recent launch of Waymo was a great example of our learnings. In general we are taking a patient approach to investing our capital, especially significant uses. We’re not going to invest if we don’t see great opportunities and we feel like our track record for picking some important efforts long before others is pretty good. Machine learning and all the efforts around Google Brain and DeepMind are good examples. Google Cloud led by Diane Greene is doing a fabulous job of getting our machine learning hardware and software out to everyone. We were early in machine learning and are already seeing significant dividends coming out. Many of the Alphabet companies are already using this technology and are planning to use it even more.
So in conclusion, Sergey and I are having a good time looking for new opportunities and managing and scaling our existing efforts. I still see amazing opportunities that just aren’t quite fully developed yet—and helping making them real is what I get excited about.

- Larry Page, CEO, Alphabet

Important Information
SHAREHOLDERS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT AND ANY OTHER RELEVANT MATERIALS THAT ALPHABET WILL FILE WITH THE SECURITIES AND EXCHANGE COMMISSION (THE “SEC”) CAREFULLY IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE. SUCH DOCUMENTS WILL CONTAIN IMPORTANT INFORMATION ABOUT ALPHABET AND ITS DIRECTORS, OFFICERS AND AFFILIATES. INFORMATION REGARDING THE INTERESTS OF CERTAIN OF ALPHABET’S DIRECTORS, OFFICERS AND AFFILIATES WILL BE AVAILABLE IN THE DEFINITIVE PROXY STATEMENT.
The Definitive Proxy Statement and any other relevant materials that will be filed with the SEC will be available free of charge on the SEC website at www.sec.gov. In addition, the Definitive Proxy Statement (when available) and other relevant documents will also be available, without charge, by directing a request by mail to Attn: Investor Relations, Alphabet Inc., 1600 Amphitheatre Parkway, Mountain View, California, 94043 or by contacting investor-relations@abc.xyz. The Definitive Proxy Statement and other relevant documents will also available on Alphabet’s Investor Relations website at https://abc.xyz/investor/.
Participants in the Solicitation
Alphabet and its directors and certain of its executive officers may be considered participants in the solicitation of proxies with respect to the proposals under the Definitive Proxy Statement under the rules of the SEC. Additional information regarding the participants in the proxy solicitations and a description of their direct and indirect interests, by security holdings or otherwise, also will be included in the Definitive Proxy Statement and other relevant materials to be filed with the SEC when they become available.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
99.1	Press release of Alphabet Inc. dated April 27, 2017

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALPHABET INC.

Date: April 27, 2017	/s/ RUTH PORAT
Ruth Porat Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press release of Alphabet Inc. dated April 27, 2017